Item 19(b)
Exhibit to Form N-CSR
Section 906 Certification

Registrant Name:  Northwestern Mutual Series Fund, Inc.
File Number:  811-3990

Registrant CIK Number:  0000742212

            Solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Paul A. Mikelson, certify that to my knowledge, the Semi-Annual Report to Shareholders for the six-month period ended June 30, 2026 included in this Form N-CSR filing (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Northwestern Mutual Series Fund, Inc.

August 17, 202
6                                              /s/ Paul A. Mikelson
                                                                        Paul A. Mikelson
President and Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Northwestern Mutual Series Fund, Inc. and will be retained by Northwestern Mutual Series Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Item 19(b)
Exhibit to Form N-CSR
Section 906 Certification

Registrant Name:  Northwestern Mutual Series Fund, Inc.
File Number:  811-3990

Registrant CIK Number:  0000742212

            Solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Phillip J. Rinzel, certify that to my knowledge, the Semi-Annual Report to Shareholders for the six-month period ended June 30, 2026 included in this Form N-CSR filing (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Northwestern Mutual Series Fund, Inc.

August 17, 2026                                              /s/Phillip J. Rinzel
                                                                        Phillip J. Rinzel
                                                                Treasurer and Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Northwestern Mutual Series Fund, Inc. and will be retained by Northwestern Mutual Series Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.